UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 4, 2001
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

             Delaware                      1-8422                 95-4083087
   (State or other jurisdiction          (Commission             (IRS Employer
         of incorporation               File Number)          Identification No.)

              4500 PARK GRANADA, CALABASAS CA                        91302
         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:(818) 225-3000

ITEM 8. CHANGE IN FISCAL YEAR

        On September 25, 2001, the Board of Directors of Countrywide Credit Industries, Inc. (the “Company”) voted that effective January 1, 2002, the Company will begin reporting its financial results on a calendar year basis with a December 31 year end. Within 90 days following that date, the Company will issue a 10-K for the 10-month period ending December 31, 2001.